                                                                    EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT ("AGREEMENT"), dated as of June 28, 2005, is by and between PHOENIX FOOTWEAR GROUP, INC., a Delaware corporation ("PHOENIX FOOTWEAR"), and CHAMBERS BELT COMPANY, an Arizona corporation (the "SELLER").

                             W I T N E S S E T H :

      A. Phoenix Footwear (i) has issued, as of the date hereof, to the Seller Three Hundred Seventy Four Thousand Four Hundred Sixty Two (374,462) shares of common stock, par value $.01 per share ("CLOSING SHARES"), of Phoenix Footwear pursuant to the Asset Purchase Agreement dated April 18, 2005 by and among Phoenix Footwear's wholly-owned subsidiary, Chambers Delaware Acquisition Company ("CHAMBERS ACQUISITION"), Seller and the stockholders of Seller (the "ASSET PURCHASE AGREEMENT"), and (ii) may issue, after the date hereof, to Seller additional shares of common stock, par value $.01 per share, pursuant to
Section 2.05 of the Asset Purchase Agreement ("CONTINGENT SHARES") (collectively, the Closing Shares and the Contingent Shares are hereinafter referred to as the "REGISTRABLE SHARES").

      B. The Closing Shares have not been, and the Contingent Shares will not be, registered under the Securities Act of 1933, as amended (the "1933 ACT"), or any state securities laws and, as an inducement to Seller to enter into the Asset Purchase Agreement and to consummate the transactions contemplated thereunder (the "ACQUISITION"), Phoenix Footwear has agreed to grant to Seller certain registration rights with respect to the Registrable Shares as set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    DEMAND REGISTRATION ON FORM S-3.

            (a) Subject to the terms and conditions hereof, at any time after the date hereof and prior to the third (3rd) anniversary hereof, Phoenix Footwear, upon receipt of a written request from the Seller or any other holder of Registrable Shares who has been assigned rights hereunder by Seller as permitted herein (each such person, a "HOLDER") (a "S-3 DEMAND"), shall use commercially reasonable efforts to register the resale of all or any portion of the Registrable Shares with the Securities and Exchange Commission (the "SEC") pursuant to a registration statement under the 1933 Act, on Form S-3 (provided Phoenix Footwear is eligible to use Form S-3) (a "DEMAND REGISTRATION STATEMENT"). Phoenix Footwear shall use commercially reasonable efforts to cause such Demand Registration Statement to be declared effective as soon after it is filed as is reasonably practicable and to keep such registration statement effective until the sooner of all such Registrable Shares having been distributed, or until one hundred twenty (120) days have elapsed since the Demand Registration Statement became effective (subject to the extension of this period each day for any day during which the

Seller is prohibited from selling Registrable Shares thereunder pursuant to the terms hereof). The S-3 Demand shall specify the number of shares of Registrable Shares to be registered and will also specify the intended methods of disposition thereof.

            (b) Notwithstanding any other provision of this Agreement to the contrary, Phoenix Footwear may delay the filing of a Demand Registration Statement for up to one hundred twenty (120) days if, at the time of a request for registration under Section 1(a), (i) Phoenix Footwear is a party to a transaction involving the purchase, sale, conversion or issuance of securities of Phoenix Footwear or any other similar transaction (other than a transaction which is specifically not prohibited in Regulation M promulgated by the SEC),
(ii) in the good faith judgment of Phoenix Footwear's Chief Executive Officer, there is material undisclosed information concerning Phoenix Footwear or any subsidiary of Phoenix Footwear which has not been disclosed to the general public for business reasons, or (iii) financial statements required to be included or incorporated in the Demand Registration Statement have not been prepared or are otherwise not available. In addition, Phoenix Footwear shall not be obligated to honor any S-3 Demand under Section 1(a) at any time starting with the date thirty (30) days prior to Phoenix Footwear's good faith estimate of the date of filing of, and ending on the date one hundred twenty (120) days following the effective date of, a registration statement in connection with a bona fide public offering or in which the Holders were given piggy-back registration rights pursuant to Section 2 below. Phoenix Footwear shall promptly notify each Holder of any delay in such filing, the reasons for such delay and proposed length of such delay. If Phoenix Footwear shall postpone the filing of any registration statement, the Holders shall have the right to withdraw their request for such registration by giving notice to Phoenix Footwear within fifteen (15) days of the notice of postponement; provided, however, that in the event that the Holders withdraw their request in the foregoing manner, such request shall not be counted for purposes of determining the number of registrations to which the Holders are entitled pursuant to this Section 1.

            (c) Notwithstanding any other provision in this Agreement to the contrary, Phoenix Footwear shall not, pursuant to Section 1(a), be obligated to
(i) effect more than one (1) demand registration per twelve (12) month period, or (ii) effect any demand registration unless the Registrable Shares to be included therein shall have a market value of at least $500,000. For purposes of this Agreement "market value" means the average closing sale price per share of Phoenix Footwear's common stock during the ten (10) trading days immediately prior to the demand and filing of the Demand Registration Statement multiplied by the number of Registrable Shares subject to the S-3 Demand.

      2. "PIGGY-BACK" REGISTRATION. Except as otherwise provided below, at any time after the date hereof and continuing thereafter until the third (3rd) anniversary hereof, if Phoenix Footwear proposes to register any of its common stock under the 1933 Act in connection with the public offering of such securities for its own account or for the account of its security holders (a "PIGGY-BACK REGISTRATION STATEMENT"), except for a registration relating solely to the sale of securities to participants in Phoenix Footwear's stock plans or employee benefit plans or a registration relating solely to a transaction for which Forms S-4 or S-8 (or any successor form thereto) of the Securities Exchange Commission (the "SEC") may be used, then:

            (a) Phoenix Footwear shall give written notice of such determination to each Holder and each Holder shall have the right to request, by written notice given to Phoenix Footwear within fifteen (15) days of the date that such written notice was mailed by Phoenix

Footwear to the Holder, that a specific number of Registrable Shares held by it be included in the Piggy-Back Registration Statement and related underwritten offering, if any.

            (b) If the Piggy-Back Registration Statement relates to an underwritten offering, the notice given to each Holder shall specify the name or names of the managing underwriter or underwriters for such offering. In addition, such notice shall also specify the number of securities to be registered for the account of Phoenix Footwear and for the account of its security holders, if any.

            (c) If the Piggy-Back Registration Statement relates to an underwritten offering, each Holder, as a condition to including any of its or his Registrable Shares in the registration, must agree (i) to sell such Registrable Shares on the same basis as provided in the underwriting arrangement approved by Phoenix Footwear, and (ii) to timely complete and execute all questionnaires, powers of attorney, indemnities, hold-back agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements or by the SEC or by any state securities regulatory body.

            (d) If Phoenix Footwear or the managing underwriter or underwriters for the underwritten offering under the Piggy-Back Registration Statement determines that inclusion of all or any portion of the Registrable Shares in such offering would materially adversely affect the ability of the underwriters for such offering to sell all of the securities requested to be included for sale in such offering at the best price obtainable therefor, the aggregate number of Registrable Shares that may be sold by each Holder shall be limited to such number of Registrable Shares, if any, that Phoenix Footwear or the managing underwriter or underwriters determine may be included therein without such adverse effect. If the number of securities proposed to be sold in such underwritten offering exceeds the number of securities that may be sold in such offering, there shall be included in the offering, first, up to the maximum number of securities to be sold by Phoenix Footwear for its own account, and second, as to the balance, if any, Registrable Shares requested to be included therein by the Holders on a pro rata basis as between the Holders and all other holders of common stock of Phoenix Footwear exercising registration rights of any kind based upon the number of shares of common stock proposed to be registered by each, or in such other proportions as the managing underwriter or underwriters for the offering may require.

            (e) Each Holder shall have the right to withdraw its or his Registrable Shares from the Piggy-Back Registration Statement, but if the same relates to an underwritten offering, he may only do so during the time period and on the terms agreed upon among the underwriters for such underwritten offering and the Holder.

            (f) Phoenix Footwear may withdraw a Piggy-Back Registration Statement filed pursuant to Section 2(a) after filing and after such notice, but prior to the effectiveness thereof, provided that Phoenix Footwear shall promptly notify each Holder in writing of any such action and provided further that Phoenix Footwear shall bear all expenses in connection with such withdrawn Piggy-Back Registration Statement.

      3. TERMINATION OF REGISTRATION OBLIGATIONS. Notwithstanding anything herein to the contrary, all of the registration rights granted each Holder in this Agreement shall terminate when the Seller no longer has any opportunity to receive any Contingent Shares under the Asset Purchase Agreement and all of the Registrable Shares outstanding may be sold pursuant to Rule 144(k) promulgated under the 1933 Act ("RULE 144(k)").

      4. OBLIGATIONS OF PHOENIX FOOTWEAR. Whenever required to effect the registration of any Registrable Shares pursuant to this Agreement, Phoenix Footwear shall, as expeditiously as reasonably possible:

            (a) Furnish to each Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as he or it may reasonably request in order to facilitate the disposition of Registrable Shares owned by him or it;

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement, or one hundred twenty (120) days have elapsed since such registration statement became effective (subject to the extension of this period as provided below);

            (c) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders of a majority of the Registrable Shares included in the registration statement, provided that Phoenix Footwear shall not be required in connection therewith or as a condition thereto to qualify as a broker-dealer in any states or jurisdictions or to do business or to file a general consent to service of process in any such states or jurisdictions;

            (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter of such offering, in usual and customary form reasonably satisfactory to Phoenix Footwear, provided each Holder including its or his Registrable Shares shall also enter into and perform its or his obligations under such an agreement;

            (e) Notify each Holder of Registrable Shares covered by such registration statement, at any time when a prospectus relating thereto and covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

            (f) Notwithstanding anything herein to the contrary, in the event of a notification provided for in Section 4(e) above, Phoenix Footwear shall use commercially reasonable efforts to prepare and file with the SEC (and to provide copies thereof to each Holder who has included its or his Registrable Shares in the registration statement) as soon as reasonably possible an amended prospectus complying with the 1933 Act, and the period during which the prospectus referred to in the notice provided for in Section 4(e) above cannot be used and the time period prior to the use of the amended prospectus referred to in this Section 4(f) shall not be counted in the one hundred twenty (120) day period referred to in Sections 1(a) and 4(b) above.

      5.    FURNISH INFORMATION.

            (a) It shall be a condition precedent to the obligation of Phoenix Footwear hereunder with respect to each Holder, that the Holder shall furnish to Phoenix Footwear any and all information reasonably requested by Phoenix Footwear, its officers, directors, employees, counsel, agents or representatives, the underwriter or underwriters, if any, and the SEC or any other governmental authority, including, but not limited to: (i) such information regarding the Holder, the Registrable Shares held by it or him, and the intended method of disposition of such securities, as shall be required to effect the registration of their Registrable Shares; and (ii) the identity of and compensation to be paid to any proposed underwriter or broker-dealer to be employed in connection therewith.

            (b) In connection with the preparation and filing of each registration statement registering Registrable Shares under the 1933 Act, Phoenix Footwear shall give the Holder and its or his counsel and accountants, at the Holder's sole cost and expense (except as otherwise set forth herein), such access to copies of Phoenix Footwear's records and documents and such opportunities to discuss the business of Phoenix Footwear with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary to conduct a reasonable investigation within the meaning of the 1933 Act.

      6. EXPENSES OF REGISTRATION. All registration, filing and qualification fees, printer's expenses, accounting and legal fees and expenses of Phoenix Footwear incurred in connection with the registration of the Registrable Shares pursuant to this Agreement shall be borne by Phoenix Footwear. The Holders participating in any underwritten offering shall be responsible for all underwriting discounts, commissions and stock transfer taxes applicable to the Registrable Shares sold by such Holder and any fees, costs or expenses incurred by such Holder in connection with any registration.

      7. INDEMNIFICATION REGARDING REGISTRATION RIGHTS. If any Registrable Shares are included in a registration statement pursuant to this Agreement:

            (a) To the extent permitted by law, Phoenix Footwear will indemnify and hold harmless each Holder whose Registrable Shares are included in the registration statement and each person, if any, who controls the underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), against any losses, claims, damages, liabilities (joint or several) or any legal or other costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action to which they may become subject under the 1933 Act, the 1934 Act or state law, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact with respect to Phoenix Footwear or its securities contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements therein; (ii) the omission or alleged omission to state therein a material fact with respect to Phoenix Footwear or its securities required to be stated therein or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by Phoenix Footwear of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law. Notwithstanding the foregoing, the indemnity agreement contained in this Section 7(a) shall not apply and Phoenix Footwear shall not be liable (w) in any such case for any such loss, claim, damage, costs, expenses, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder, underwriter or any of its controlling persons, (x) for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of Phoenix Footwear, which consent shall not be unreasonably withheld, (y) any representations or warranties made by the Holder in the Asset Purchase Agreement or any certificate, instrument or document executed and delivered by or on behalf of the Seller pursuant thereto or by the Holder as an employee or officer of Chambers Acquisition or Phoenix Footwear, or (z) if the statement or omission was corrected in a subsequent preliminary or final prospectus or amendment or supplement thereto, and the Holder failed to deliver such document to the purchaser of its securities.

            (b) To the extent permitted by law, each Holder shall indemnify and hold harmless Phoenix Footwear, each of its directors and officers who have signed the registration statement, each Person, if any, who controls Phoenix Footwear within the meaning of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law, each of Phoenix Footwear's employees, agents, counsel and representatives, any underwriter and any other person selling securities in any registration statement in which the resale of Registrable Shares have been included, or any of its directors or officers, or any person who controls such securities holder, against any losses, claims, damages, costs, expenses, liabilities (joint or several) to which Phoenix Footwear or any such director, officer, controlling person, employee, agent, representative, underwriter, or such holder, or director, officer or controlling person thereof, may become subject, under the 1933 Act, the 1934 Act or other federal or state law, only insofar as such losses, claims, damages, costs, expenses or liabilities or actions in respect thereto arise out of or are based upon any Violation, in each case to the extent and only to the extent that such Violation occurs in reliance upon and in conformity with written information furnished by each Holder expressly for use in connection with such registration. Each Holder will indemnify any legal or other expenses reasonably incurred by Phoenix Footwear or any such director, officer, employee, agent, representative, controlling person, underwriter or other securities holder, or officer, director or of any controlling person thereof, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, costs, expenses, liability or action if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld.

            (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve the indemnifying party of its obligations under this
Section 7, except to the extent that the failure results in a failure of actual notice to the indemnifying party and such indemnifying party is prejudiced in its ability to defend such action solely as a result of the failure to give such notice.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under this Section 7 in respect of any losses, claims, damages, costs, expenses, liabilities or actions referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, costs, expenses, liabilities or actions in such proportion as is appropriate to reflect the relative fault of Phoenix Footwear, on the one hand and of the indemnifying Holder, on the other, in connection with the Violation that resulted in such losses, claims, damages, costs, expenses, liabilities or actions. The relative fault of Phoenix footwear, on the one hand, and of the indemnifying Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of the material fact or the omission to state a material fact relates to information supplied by Phoenix Footwear or by the indemnifying Holder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (e) Phoenix Footwear, on the one hand, and the Holder, on the other, agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by a pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of losses, claims, damages, costs, expenses, liabilities and actions referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this
Section 7, neither Phoenix Footwear nor the Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities were offered to the public exceeds the amount of any damages which Phoenix Footwear or the Holder has otherwise been required to pay by reason of such Violation. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

      8. REPORTS UNDER THE 1934 ACT. So long as Phoenix Footwear has a class of securities registered pursuant to Section 12 of the 1934 Act, with a view to making available to each Holder the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holder to sell securities of Phoenix Footwear to the public without registration or pursuant to a registration on Form S-3, if applicable, Phoenix Footwear agrees to use its reasonable efforts to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and

            (b) File with the SEC in a timely manner all reports and other documents required of Phoenix Footwear under the 1933 Act and the 1934 Act.

      9.    OTHER MATTERS.

            (a) Each Holder hereby agrees with respect to each offering of the Registrable Shares, whether the Holder is offering such Registrable Shares in an underwritten or non-underwritten offering, the Holder will comply with Regulation M promulgated by the SEC or such other or additional anti-manipulation rules then in effect until such offering has been completed, and in respect of any non-underwritten offering, in writing will inform Phoenix Footwear, any other securities holder who are selling shareholders, and any national securities exchange upon which the securities of Phoenix Footwear are listed, that the Registrable Shares have been sold and will, upon Phoenix Footwear's request, furnish the distribution list of the Registrable Shares. In addition, upon the request of Phoenix Footwear, each Holder will supply Phoenix Footwear with such documents and information as Phoenix Footwear may reasonably request with respect to the subject matter set forth and described in this
Section 9.

            (b) Each Holder hereby agrees that upon receipt of any notice from Phoenix Footwear of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference, in order to make the statements therein not misleading in any material respect, the Holder will forthwith discontinue disposition of Registrable Shares under the prospectus related to the applicable registration statement until the Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by Phoenix Footwear that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus.

            (c) Each Holder agrees, upon the request of the underwriter(s) in any underwritten offering conducted by Phoenix Footwear, not to effect any public sale or distribution of securities of Phoenix Footwear of the same class as the securities or any security convertible into or exchangeable or exercisable for such security, included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such registration), during the thirty (30) day period prior to, and during the one hundred eight (180) day period beginning on, the closing date of any such underwritten offering made pursuant to such registration statement, to the extent timely notified in writing by Phoenix Footwear or such underwriter(s).

      10. AMENDMENTS. The provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of Phoenix Footwear and Holders who hold a majority in interest of the Registrable Shares or, in the case of a waiver, with the written consent of the party charged with the enforcement of any such provision; provided, however, that no amendment hereto which restricts the ability of a Holder to elect not to participate in an underwritten offering shall be effective against any Holder which does not consent in writing to such amendment. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Holder and Phoenix Footwear.

      11. GOVERNING LAW. This Agreement will be governed by and interpreted according to the substantive laws of the State of Delaware without regard to such state's conflicts laws. Each of the parties submits to the jurisdiction of any state or federal court sitting in the State of Delaware, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

      12. INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

      13. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Seller and its permitted successors and assigns and on Phoenix Footwear and its successors and assigns. The Seller may not assign its rights hereunder; provided, however, the Seller may assign its rights hereunder to anyone who is a stockholder of Seller and a party to the Asset Purchase Agreement if: (a) the Seller first agrees in writing to assign such rights, and a copy of such agreement is furnished to Phoenix Footwear after such assignment,
(b) Phoenix Footwear is furnished with written notice of (i) the name and address of such stockholder transferee or assignee, (ii) the Registrable Shares with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such Registrable Shares by the stockholder transferee or assignee is restricted under the 1933 Act and applicable state securities laws, and (d) the stockholder transferee or assignee agrees in writing for the benefit of Phoenix Footwear to be bound by all of the provisions contained herein.

      14. NOTICES. All notices and other communications required or permitted under this Agreement shall be in writing and shall be either hand delivered in person, sent by facsimile, sent by certified or registered first-class mail, postage pre-paid, or sent by nationally recognized express courier service. Such notices and other communications shall be effective upon receipt if hand delivered or sent by facsimile, five (5) days after mailing if sent by mail, and one day after dispatch if sent by express courier, to the following addresses, or such other addresses as any party may notify the other parties in accordance with this Section 6(a):

          If to Phoenix Footwear:    Phoenix Footwear Group, Inc.
                                     5759 Fleet Street, Suite 220
                                     Carlsbad, California  92008
                                     Attention:  Richard E. White, CEO
                                     Facsimile No. (760) 602-9684

          With a copy to:            Woods Oviatt Gilman LLP
                                     700 Crossroads Building
                                     2 State Street
                                     Rochester, New York  14614
                                     Attention:  Gordon E. Forth, Esq.
                                     Facsimile No. (585) 987-2901

          If to the Seller:          Chambers Belt Company
                                     3230 East Broadway
                                     Suite A-200
                                     Phoenix, Arizona 85040
                                     Attention: Charles Stewart, President

          With a copy to:            Osborn Maledon, P.A.
                                     The Phoenix Plaza
                                     2929 North Central Avenue
                                     Twenty-First Floor
                                     Phoenix, AZ 85012-2794
                                     Attention: Thomas H. Curzon, Esq.

      15. COUNTERPARTS. This Agreement may be executed in counterparts which when taken together will constitute one instrument. Any copy of this Agreement with the original signatures of all parties appended will constitute an original.

      16. CAPTIONS. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

      17. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of trade inconsistent with any of the terms hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and delivered as of the date and year first above written.

                                            PHOENIX FOOTWEAR GROUP, INC.

                                            By: /s/ James Riedman
                                                -----------------------------
                                            Name: James Riedman
                                            Title: Chairman

                                            CHAMBERS BELT COMPANY

                                            By: /s/ Charles Stewart
                                                ------------------------------
                                            Name: Charles Stewart
                                            Title: President